SCUDDER

Scudder New York Tax Free
Fund

Supplement to Prospectus
Dated August 1, 1998

The following text replaces the information for Scudder New York Tax Free Fund in the third paragraph of the section entitled "Shareholder benefits -- A team approach to investing" on page 23 of the Fund's prospectus:

Ashton M. Goodfield, Lead Portfolio Manager, assumed responsibility for the Fund's day-to-day operations in May, 1999. Ms. Goodfield joined the Adviser in 1986 and has been a portfolio manager since 1990.

Eleanor R. Brennan, Portfolio Manager, joined the Fund in May, 1999. Ms. Brennan joined the Adviser in 1995 as a municipal bond trader and became a portfolio manager in 1996. From 1991 to 1996, Ms. Brennan worked as an assistant portfolio manager and a trader for an unaffiliated investment management firm. She began her investment career in 1986.






May 19, 1999